Prudential Investment Portfolios 2

655 Broad Street

Newark, New Jersey 07102

December 13, 2017

VIA EDGAR

U.S. Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:	497 Filing for Prudential Investment Portfolios 2
Registration numbers 333-215689and 811-09999

Dear Sir or Madam:

We are filing today via EDGAR an exhibit under Rule 497 containing interactive data format risk/return summary information. The exhibit mirrors the risk/return summary information in a supplement, dated December 7, 2017 (SEC accession number 0000067590-17-001343), to the Prospectus, dated September 27, 2017 for Prudential Commodity Strategies Fund, of Prudential Investment Portfolios 2. The purpose of the filing is to submit the 497 filing dated December 7, 2017 in XBRL for the Fund.

Thank you for your attention to this filing. Please direct any questions regarding this filing to the undersigned at (973) 802-6469.

Sincerely,

/s/ Jonathan D. Shain
Jonathan D. Shain
Assistant Secretary